EXHIBIT 32.1

CERTIFICATION OF PERIODIC FINANCIAL REPORTS

I, Robert Smith, Chief Executive Officer of Nugent Engine Technologies, Inc., a Florida corporation (the "Registrant"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report on Form 10-Q for the period of the Registrant from January 1, 2009 through June 30, 2009 (the "Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 6, 2009	/s/ Robert Smith
Name: Robert Smith
Title: Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.